UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )
_______________________________

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☐	Soliciting Material under §240.14a-12
NuScale Power Corporation
(Name of Registrant as Specified in its Charter)
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November 20, 2025

Fellow Stockholders:

You are cordially invited to attend a Special Meeting of NuScale Power Corporation (“NuScale”) Stockholders on Tuesday, December 16, 2025, at 11:00 a.m. Eastern Time (the “Special Meeting”). This will be a virtual meeting, meaning that attendance at the Special Meeting will solely be by means of remote communication via the internet at http://www.virtualshareholdermeeting.com/SMR2025SM. There will be no physical location at which stockholders may attend the meeting. We encourage you to access the Special Meeting prior to the start time to allow ample time for online check-in. The website will be open for check-in beginning at 10:30 a.m. Eastern Time on the date of the Special Meeting.

All NuScale stockholders of record at the close of business on November 17, 2025 (the “Record Date”), will be able to vote and participate in the meeting by remote communication. Any person who was not a stockholder as of the record date may attend the Special Meeting as an observer but will not be able to vote or ask questions. We encourage you to attend the Special Meeting, but it is important that your shares are represented at the Special Meeting whether or not you plan to attend. To ensure that you will be represented, we ask you to vote by telephone, mail, or over the Internet as soon as possible.

You may attend the Special Meeting and cast your vote at www.proxyvote.com. Have your 16-digit “Control Number” available and then follow the instructions. The Control Number is a 16-digit number that you can find on your proxy card (if you are a stockholder of record who received proxy materials by mail) or voting instruction form (if you are a beneficial owner who received proxy materials by mail). Beneficial owners who do not have a control number should follow the instructions provided on the voting instruction form or otherwise provided by your bank, broker or other nominee. In accordance with the rules and regulations adopted by the U.S. Securities and Exchange Commission, we have elected to provide access to our proxy materials by sending you this full set of proxy materials, including a proxy card. Accordingly, the accompanying proxy statement, form of proxy card and related materials are first being made available to stockholders on or around November 20, 2025. Our proxy materials are also available to our stockholders free of charge at www.nuscalepower.com/investors.

Along with the other members of our Board of Directors, we look forward to you joining us virtually at the Special Meeting. On behalf of the Board of Directors and our leadership team, I would like to express our appreciation for your continued interest in NuScale’s business.

Sincerely,

Alan L. Boeckmann	John L. Hopkins
Chairman of the Board	Chief Executive Officer

NuScale Power Corporation

1100 NE Circle Blvd., Suite 350
Corvallis, OR 97330

Notice of Special Meeting of Stockholders

Tuesday, December 16, 2025
11:00 a.m. Eastern Time

www.virtualshareholdermeeting.com/SMR2025SM

The principal business of the Special Meeting of Stockholders (the “Special Meeting”) of NuScale Power Corporation (the “Company” or “we”) will be to:

1.    Approve an amendment to the Company’s Certificate of Incorporation, as amended, to effect an increase in the total number of authorized shares of the Company’s Class A common stock, par value $0.0001 per share, from 332,000,000 shares to 662,000,000 shares (the “Authorized Share Increase Amendment”); and

2.    Approve a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if a quorum is not present or there are insufficient votes at the time of the Special Meeting to approve the Authorized Share Increase Amendment.

You can vote at the Special Meeting by proxy if you were a stockholder of record at the close of business on November 17, 2025. You may revoke your proxy at any time prior to its exercise at the Special Meeting.

By Order of the Board of Directors

James D. Canafax Corporate Secretary Corvallis, Oregon November 20, 2025

Cautionary Note Regarding Forward Looking Statements

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current facts, including, without limitation, statements regarding financial position and business strategy and the expressed or implied expectations, beliefs, intentions, plans and objectives of management for future operations. In some cases, you can identify forward-looking statement by terms such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “objectives,” “permit,” “plan,” “potential,” “projected,” “seek,” “should,” “strategy,” “target,” “will,” “would” and similar expressions intended to identify forward-looking statements. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. Actual results may differ materially as a result of a number of factors, including, among other things, our liquidity and ability to raise capital; requirements under our Tax Receivable Agreement, as amended; our ability to enter into binding contracts with customers to deliver NPMs (as defined below); competition for commercial small modular reactors (“SMRs”); delays in the development and manufacturing of NMPs and related technology; the possibility that we may incur losses in the future and may not be able to achieve or maintain profitability; the cost of electricity generated from nuclear sources or our NPMs may not be cost competitive; the market for SMRs is not yet established and may not achieve growth as expected; our dependence on our relationships with ENTRA1 Energy LLC (“ENTRA1”), Fluor Corporation (“Fluor”) and other strategic investors and partners; risks related to the Partnership Milestones Agreement with ENTRA1; our ability to manage our growth effectively; our need for additional funding in the future; manufacturing and construction issues; loss of government funding; the politically sensitive environment we operate in and the public perception of nuclear energy; our dependence on senior management and other highly skilled personnel; our ability to obtain design approvals internationally; our customers’ ability to obtain required regulatory approvals on a timely basis or at all; compliance with environmental laws and evolving government laws and regulations; the impact of changing trade policies and new or increased tariffs; risks related to cybersecurity; changes in tax laws; existing or future litigation and regulatory proceedings; our ability to protect our intellectual property; our limited number of authorized shares available for issuance; the price of our Class A Common Stock (as defined below) may be volatile; resales of a majority of our shares that are or will be outstanding may cause the price of our stock to drop; risks related to our largest stockholder; additional sales of our common stock or exercise of our options could result in dilution to our stockholders; we have and may in the future be subject to short selling strategies; our ability to remediate the material weakness in our financial reporting; and the other factors set forth in the sections entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 and our Quarterly Reports on Form 10-Q and in subsequent filings we make with the Securities and Exchange Commission (the “SEC”). The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations and you should not place undue reliance on forward-looking statements.

TABLE OF CONTENTS

Page
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS	1
CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS	2
NUSCALE POWER CORPORATION PROXY STATEMENT	4
PROPOSAL 1: TO APPROVE AN AMENDMENT TO NUSCALE’S CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE TOTAL NUMBER OF SHARES OF CLASS A COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 332,000,000 TO 662,000,000	5
PROPOSAL 2: TO APPROVE A PROPOSAL TO ADJOURN THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF A QUORUM IS NOT PRESENT OR THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE AUTHORIZED SHARE INCREASE AMENDMENT	8
BENEFICIAL OWNERSHIP OF SECURITIES	9
WHERE YOU CAN FIND ADDITIONAL INFORMATION	12
OTHER MATTERS	12
IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING	13
2026 ANNUAL MEETING OF STOCKHOLDERS	17
APPENDIX A: AUTHORIZED SHARE INCREASE AMENDMENT TO THE CERTIFICATE OF INCORPORATION	A-1

NUSCALE POWER CORPORATION PROXY STATEMENT

NuScale Power Corporation, a Delaware corporation (“NuScale,” the “Company,” “we,” “our,” or “us”), is furnishing this proxy statement, the Notice of Special Meeting and the proxy card to the stockholders of NuScale in connection with our solicitation of proxies for use at our Special Meeting of Stockholders (the “Special Meeting”). The Special Meeting will occur virtually through an audio webcast, accessible at www.virtualshareholdermeeting.com/SMR2025SM, on Tuesday, December 16, 2025, at 11:00 a.m. Eastern Time, and at any and all postponements or adjournments of the Special Meeting, for the purposes set forth in the Notice of Special Meeting of Stockholders accompanying this proxy statement. This proxy statement and proxy materials are first being made available to stockholders on or about November 20, 2025.

Stockholders are encouraged to submit questions in advance of the Special Meeting by visiting www.proxyvote.com before 11:59 p.m. Eastern Time on Monday, December 15, 2025 and entering their 16-digit “Control Number,” as well as during the Special Meeting at www.proxyvote.com. During the Special Meeting, we will answer as many stockholder-submitted questions related to the business of the Special Meeting as time permits.

PROPOSAL 1: TO APPROVE AN AMENDMENT TO NUSCALE’S CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE TOTAL NUMBER OF SHARES OF CLASS A COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 332,000,000 TO 662,000,000

Summary

As of November 17, 2025, there were 332,000,000 shares of our Class A common stock, par value $0.0001 per share (“Class A Common Stock”) authorized and 332,000,000 shares of Class A Common Stock issued and outstanding or reserved for issuance.

The shares of Class A Common Stock reserved for issuance as of November 17, 2025 totaled 49,156,518 shares and consisted of: (i) an aggregate of 19,881,099 shares of Class A Common Stock reserved for issuance following the exchange of our Class B common stock, par value $0.001 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “common stock”); (ii) 7,734,100 shares of Class A Common Stock reserved for issuance under our 2022 Long-Term Incentive Plan; (iii) 18,905,724 shares of Class A Common Stock reserved for issuance under our at-the-market equity offering program; and (iv) 2,635,595 shares of Class A Common Stock reserved for issuance under the Fourth Amended and Restated Equity Incentive Plan of NuScale Power LLC.

After careful consideration, our Board of Directors (the “Board”) has determined it would be in the best interest of the Company and our stockholders to amend the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to increase the number of authorized shares of Class A Common Stock available for issuance from 332,000,000 shares to 662,000,000 shares, resulting in an increase in the total number of shares of authorized capital stock of the Company from 512,000,000 to 842,000,000 (the “Authorized Share Increase Amendment”). The Board has unanimously adopted and approved the Authorized Share Increase Amendment and declared the Authorized Share Increase Amendment to be advisable and in the best interests of the Company and its stockholders. The Board has also directed that adoption and approval of the Authorized Share Increase Amendment be submitted to our stockholders for their consideration at the Special Meeting, and has unanimously recommended that the Company’s stockholders approve the Authorized Share Increase Amendment by voting in favor of this Proposal 1. The Authorized Share Increase Amendment is attached hereto as Appendix A, which you should read in its entirety. We are not requesting any increase to the authorized number of shares of Class B Common Stock or preferred stock, which would remain unchanged at 179,000,000 shares and 5,000,000 shares, respectively.

Reasons for the Authorized Share Increase Amendment

The Authorized Share Increase Amendment is intended to, among other things, provide meaningful capital resources for our business plans and strategic initiatives. The additional shares of Class A Common Stock may be used for various purposes, including: (i) for capital-raising, financing or refinancing transactions involving the issuance of shares of our Class A Common Stock, the issuance of convertible securities or the issuance of other equity securities; (ii) as consideration for mergers, acquisitions, investments or other similar transactions; (iii) in connection with collaborations or other strategic relationships; (iv) as compensation to attract and retain our personnel through grants of equity awards under our current or future equity compensation plans; (v) stock splits; (vi) stock dividends; and (vii) other corporate purposes.

Having a sufficient number of authorized shares of Class A Common Stock is necessary in order to fund our ongoing operations and business plan. We have not yet commercialized or sold our NuScale Power Module™ (“NPMs”) and our only sources of revenue have been cost-sharing awards from the U.S. Department of Energy and as a subcontractor to the RoPower Nuclear S.A. Phase 2 Front-End Engineering and Design project in Romania. To date, our operations have been primarily financed by net proceeds from the sale of Class A Common Stock through our at-the-market equity offering programs. In view of our expectation to incur losses for the near to medium-term, we expect to require additional capital resources in the future in order to fund our operations. We believe that it is critical to our evolving business strategy to have the flexibility to issue shares of Class A Common Stock, and we believe that adopting the Authorized Share Increase Amendment at this time would improve our ability to pursue financing and other stockholder value enhancing transactions into the future.

Possible Effects if Proposal 1 is Approved

If this Proposal 1 is approved by our stockholders, the Board would generally be able to issue the additional authorized shares of Class A Common Stock in its discretion from time to time without further action by or approval of our stockholders, subject to and as limited by the requirements of The New York Stock Exchange’s listing rules, the requirements of applicable law and the restrictions set forth in the Exchange Agreement, dated November 6, 2025, by and among NuScale Power, LLC, NuScale Power Corporation and Fluor Enterprises, Inc. (the “Exchange Agreement”).

Approval of Proposal 1 would have the following effects:

•Potential for Dilution. If approved, this Proposal 1 would provide our Board with the ability to approve the issuance of newly authorized shares of our Class A Common Stock in the future, in its discretion and without obtaining future stockholder approval (subject to the restrictions set forth under applicable law and in the Exchange Agreement). Because our stockholders do not have preemptive rights with respect to our Class A Common Stock, they would not have preferential rights to purchase any additional shares we may issue in the future. Consequently, any issuance of additional shares of our Class A Common Stock, unless such issuance is pro-rata among existing stockholders, would increase the number of outstanding shares of our Class A Common Stock and decrease the ownership interest of our existing stockholders, as well as their percentage interest in the voting power, liquidation value and book value of our Class A Common Stock. Depending on the terms of any such issuance, these decreases could be significant. However, it is impossible to predict the dilutive impact of any such future share issuance. Any potential dilution would depend on several factors, including the price of our Class A Common Stock at the time of any future issuance and the number of shares of our Class A Common Stock then outstanding.

•Anti-Takeover Effects. The availability of additional shares of our Class A Common Stock could, under certain circumstances, discourage or make more difficult efforts to effect a change of control of the Company or remove management, which our stockholders might otherwise deem favorable. For example, without further stockholder approval, the Board could strategically sell shares of our Class A Common Stock in a private transaction to purchasers that would oppose a change of control attempt or favor current management. The anti-takeover effect of an increase to the authorized shares of our Class A Common Stock would be in addition to other provisions in our Certificate of Incorporation and our Bylaws that may also have an anti-takeover effect, such as limitations on the ability of stockholders to call special meetings or act by written consent, certain advance notice requirements with respect to stockholder proposals and nominations of director candidates and our ability to issue preferred stock with such rights, preferences and privileges as approved by our Board without obtaining stockholder approval. Our Board is not aware of any attempt, or contemplated attempt, to acquire the Company, nor is this Proposal 1 being presented with the intention of using the additional shares to prevent or discourage a change of control or for any other anti-takeover purpose.

Possible Effects if Proposal 1 is Not Approved

If this Proposal 1 is not approved by our stockholders, then the number of shares of Class A Common Stock we would be authorized to issue would remain at its current amount of 332,000,000 shares.

A failure to obtain the approval of our stockholders of this Proposal 1 could result in a lack of necessary flexibility for the Company to use equity for valid corporate purposes, including, but not limited to, furthering our business plans and strategic initiatives. As described above, the Board believes this increase to the authorized shares of our Class A Common Stock would provide the Company with needed flexibility to issue shares in the future when and as necessary and on a timely basis, which would allow us to take advantage of market conditions, the availability of favorable financing and opportunities for acquisitions or other strategic initiatives, in each case without the potential expense or delay incident to obtaining stockholder approval for each separate transaction or issuance. If this Proposal 1 is not approved by our stockholders, our Board would have significantly limited ability to approve the issuance of equity at its discretion in the future, which could result in, among other things, difficulties in our ability to finance our ongoing business and operations and may create substantial doubt about our ability to continue as a going concern, difficulties retaining and recruiting executives and other personnel consistent with our business plans or an inability to effect potential future collaborations, strategic investments or acquisitions efficiently and at a time when desirable or otherwise believed to be advantageous to us.

Effectiveness of Amendment to Certificate of Incorporation

If this Proposal 1 is approved by our stockholders at the Special Meeting, the increase to our authorized shares of Class A Common Stock contemplated by the Authorized Share Increase Amendment set forth in Appendix A would become effective upon the filing and effectiveness of a Certificate of Amendment with the Secretary of State of the State of Delaware setting forth the Authorized Share Increase Amendment (or at such later date and time as may be set forth in the Certificate of Amendment). We intend to file a Certificate of Amendment with the Secretary of State of the State of Delaware as soon as practicable if the Authorized Share Increase Amendment is adopted and approved by our stockholders. Our Board, however, retains the discretion to abandon the Authorized Share Increase Amendment and not implement it at any time prior to effectiveness, notwithstanding approval of this Proposal 1 by our stockholders.

Vote Required; Recommendation of Board of Directors

Pursuant to Section 242(d)(2) of the Delaware General Corporation Law and our Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the votes cast on this Proposal 1 at the Special Meeting by the holders entitled to vote thereon, voting together as a single class, is required to approve this Proposal 1 and adopt the Authorized Share Increase Amendment. Only holders of our common stock as of the Record Date are entitled to vote on this Proposal 1. Abstentions and broker non-votes will not be counted as votes cast on Proposal 1 and therefore will have no effect on the outcome of this proposal. Proposal 1 is considered a routine matter so your bank, broker or nominee that holds your shares has discretion to vote your shares on Proposal 1 if they do not otherwise receive voting instructions from you. Accordingly, we do not expect there to be any broker non-votes for Proposal 1.

The Board recommends a vote “FOR” this Proposal 1.

PROPOSAL 2: TO APPROVE A PROPOSAL TO ADJOURN THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF A QUORUM IS NOT PRESENT OR THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE AUTHORIZED SHARE INCREASE AMENDMENT

If at the Special Meeting a quorum is not present or there are not sufficient votes to approve Proposal 1 (approval of the Authorized Share Increase Amendment), we intend to move to vote on this Proposal 2. We do not intend to move for a vote on this Proposal 2 if Proposal 1 is approved by the requisite number of shares of common stock at the Special Meeting.

In this Proposal 2, our stockholders are being asked to approve a proposal that will give the Board authority to adjourn the Special Meeting to a later date or time, if necessary, to solicit additional proxies in favor of Proposal 1 if a quorum is not present or there are insufficient votes at the time of the Special Meeting to approve Proposal 1. If the stockholders approve this Proposal 2, we could adjourn the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted. Among other things, approval of this Proposal 2 could mean that, even if we had received proxies representing a sufficient number of votes “AGAINST” Proposal 1 to defeat such proposal, we could adjourn the Special Meeting without a vote on Proposal 1 and seek to convince the holders of those shares to change their votes to votes “FOR” Proposal 1.

Additionally, regardless of the outcome of the vote on Proposal 2, under Section 2.7 of our Bylaws, the chairman of the Special Meeting is permitted to adjourn the Special Meeting.

If the Special Meeting is adjourned, unless the Board fixes a new record date, the record date of any such adjourned meeting will remain the same as the original record date for the Special Meeting.

Vote Required; Recommendation of Board of Directors

The affirmative vote of at least a majority of the voting power of the stock present in person or represented by proxy at the meeting and entitled to vote thereon is required to approve this Proposal 2. Only holders of our common stock as of the Record Date are entitled to vote on this Proposal 2. Abstentions and broker non-votes will have the same effect as votes against this Proposal 2. Proposal 2 is considered a routine matter so your bank, broker or nominee that holds your shares has discretion to vote your shares on Proposal 2 if they do not otherwise receive voting instructions from you. Accordingly, we do not expect there to be any broker non-votes for Proposal 2.

The Board recommends a vote “FOR” this Proposal 2.

BENEFICIAL OWNERSHIP OF SECURITIES

Unless otherwise provided below, the following table sets forth information regarding the beneficial ownership of Class A Common Stock and Class B Common Stock as of November 17, 2025, by:

•each person known by us to beneficially own more than 5% of the outstanding shares of Class A Common Stock and Class B Common Stock;
•each of our named executive officers (“NEOs”);
•each of our current directors; and
•all of our current directors and executive officers as a group.

Beneficial ownership of shares is determined according to the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, each person identified in the table below possesses sole voting and investment power with respect to all shares held by them. Shares of Class A Common Stock subject to options currently exercisable or exercisable within 60 days of November 17, 2025 and shares of Class A Common Stock subject to restricted stock units that vest or will vest within 60 days of November 17, 2025 are deemed outstanding for the purpose of calculating the percentage of outstanding shares of the person holding these securities, but are not deemed outstanding for the purpose of calculating the percentage of outstanding shares owned by any other person.

The percentages in the table below are based on 302,724,581 total voting shares comprised of 282,843,482 shares of Class A Common Stock and 19,881,099 shares of Class B Common Stock issued and outstanding as of November 17, 2025.

Beneficial Ownership of Securities

	Shares Beneficially Owned
	Class A Common Stock		Class B Common Stock(1)		% of Total Voting Power
Directors and NEOs**	Number	%	Number	%
Alan L. Boeckmann(2)	72,505	*	0	*	*
Bum-Jin Chung(3)	40,936	*	0	*	*
Alvin C. Collins, III	0	*	0	*	*
Shinji Fujino(4)	35,687	*	0	*	*
John L. Hopkins(5)	1,132,701	*	0	*	*
Kent Kresa(6)	81,023	*	0	*	*
Diana J. Walters(7)	8,230	*	0	*	*
Kimberly O. Warnica(8)	45,904	*	0	*	*
James D. Canafax	0	*	0	*	*
Carl M. Fisher(9)	195,030	*	0	*	*
R. Ramsey Hamady(10)	94,824	*	0	*	*
José N. Reyes(11)	1,560,360	*	0	*	*
Clayton Scott(12)	139,048	*	0	*	*
All directors and executive officers as a group (13 persons)	3,406,248	1.2%	0	*	1.1%

	Shares Beneficially Owned
	Class A Common Stock		Class B Common Stock(1)		% of Total Voting Power
Greater Than Five Percent Holders	Number	%	Number	%
Fluor Corporation(13)	111,400,219	39.4%	463,747	2.3%	36.9%
Japan NuScale Innovation, LLC(14)	0	*	19,285,070	97.0%	6.4%

* Denotes less than 1%.
** Unless otherwise noted, the business address for each of the persons listed in the table is c/o NuScale Power Corporation, 1100 NE Circle Blvd., Suite 350, Corvallis, OR 97330.

(1)    Each share of Class B Common Stock represents the right to cast one vote and has no economic rights. Each holder of a share of Class B Common Stock holds one NuScale LLC Class B Unit which is exchangeable for one share of Class A Common Stock; upon such exchange, one share of Class B Common Stock is extinguished.
(2)    Includes an aggregate of (i) 71,728 share beneficially owned and (ii) 777 restricted stock units that will vest as of or within 60 days after November 17, 2025.
(3)    Includes an aggregate of (i) 39,318 shares beneficially owned and (ii) 1,618 restricted stock units that will vest as of or within 60 days after November 17, 2025.
(4)    Includes an aggregate of (i) 34,069 shares beneficially owned and (ii) 1,618 Restricted stock units that will vest as of or within 60 days after November 17, 2025.
(5)    Includes an aggregate of (i) 1,132,701 shares issuable upon the exercise of Pre-Existing NuScale Options that are currently exercisable or will be within 60 days of November 17, 2025.
(6)    Includes an aggregate of (i)80,246 share beneficially owned, (ii) 777 restricted stock units that will vest as of or within 60 days after November 17, 2025.
(7)    Includes an aggregate of (i) 6,990 share beneficially owned and (ii) 1,240 restricted stock units that will vest as of or within 60 days after November 17, 2025.
(8)    Includes an aggregate of (i) 45,127 share beneficially owned and (ii) 777 restricted stock units that will vest as of or within 60 days after November 17, 2025.
(9)    Includes an aggregate of (i) 90,864 share beneficially owned and (ii) 104,166 shares issuable upon the exercise of Pre-Existing NuScale Options that are currently exercisable or will be within 60 days of November 17, 2025.
(10)    Includes an aggregate of (i) 46,283 share beneficially owned and (ii) 48,541 shares issuable upon the exercise of Pre-Existing NuScale Options that are currently exercisable or will be within 60 days of November 17, 2025.
(11)    Includes an aggregate of (i) 516,439 shares beneficially owned and (ii) 1,043,921 shares issuable upon the exercise of Pre-Existing NuScale Options that are currently exercisable or will be within 60 days of November 17, 2025.
(12)    Includes an aggregate of (i) 86,965 shares beneficially owned and (ii) 52,083 shares issuable upon the exercise of Pre-Existing NuScale Options that are currently exercisable or will be within 60 days of November 17, 2025.
(13)    Represents the number of shares of common stock beneficially owned as of November 6, 2025, as reported on Amendment No. 6 to Schedule 13D/A filed with the SEC on November 10, 2025 by Fluor either directly or through its affiliates. Such report indicates that Fluor has shared voting and dispositive power over 111,400,219 shares of Class A Common Stock and Class B Common Stock. The address for Fluor is 6700 Las Colinas Blvd. Irving, Texas, 75039.
(14)    Represents the number of shares of common stock beneficially owned as of November 25, 2024 as reported by Japan NuScale Innovation, LLC (“JNI”) on Amendment No. 2 to Schedule 13D filed with the SEC on November 27, 2024, which includes 19,285,070 shares of Class B Common Stock held in the name of JNI (the “JNI Class B Shares”). Japan Bank for International Cooperation (“JBIC”), JGC America, Inc. (“JGC America”), IHI Americas Inc. (“IHI America”), and Chubu Global Investment Americas Inc. (“Chubu Americas”) collectively own 100% of the equity interests in JNI and consequently each may be deemed to indirectly possess shared voting power over, and therefore beneficially own, the JNI Class B Shares. JGC Holdings Corporation (“JGC”) is the sole shareholder of JGC America and consequently may be deemed to indirectly possess shared voting power over, and therefore beneficially own, the JNI Class B Shares. IHI Corporation (“IHI”) is the sole shareholder of IHI America and consequently may be deemed to indirectly possess shared voting power over, and therefore beneficially own, the JNI Class B Shares. Chubu Electric Power Co., Inc. (“Chubu”) is the sole shareholder of Chubu Americas and consequently may be deemed to indirectly possess shared voting power over, and therefore beneficially own, the JNI Class B Shares. Such report indicates that JNI has shared voting power over the JNI Class B Shares and shared dispositive power over 19,285,070 of the JNI Class B Shares. The business address of JNI and JGC America is 3151 Briarpark Drive, Suite 400, Houston, Texas 77042. The business address of JBIC is 4-1, Ohtemachi 1-Chome, Chiyoda-Ku, Tokyo 100-8144, Japan. The business address of JGC is 2 Chome-3-1 Minatomirai, Nishi Ward, Yokohama, Kanagawa 220-6001, Japan. The business address of IHI is Toyosu IHI Building, 1-1, Toyosu 3-chome, Koto-ku, Tokyo 135-8710, Japan. The business address of IHI America is 1251 Avenue of the Americas, Suite 750, New York, New York 10020. The business address of Chubu is 1, Higashi-shincho, Higashi-ku, Nagoya, Aichi 461-8680, Japan. The business address of Chubu Americas is c/o Chubu Electric Power Co., Inc., 1, Higashi-shincho, Higashi-ku, Nagoya, Aichi 461-8680, Japan.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC, including us. The address of that site is www.sec.gov.

You can also review the Company’s SEC filings on its website at https://www.nuscalepower.com/investors. Through links on the “Investors” portion of our website, we make available free of charge our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, any amendments to those reports and other information filed with, or furnished to, the SEC pursuant to Sections 13(a) or 15(d) of the Exchange Act. Such material is made available through our website as soon as reasonably practicable after we electronically file the information with, or furnish it to, the SEC. The information contained on or that can be accessed through our website does not constitute part of this proxy statement.

If you have questions about the Special Meeting, or if you need to obtain copies of the enclosed proxy statement, proxy card or other documents incorporated by reference in the proxy statement, you may contact NuScale’s proxy solicitor listed below. You will not be charged for any of the documents you request.

Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Stockholders may call toll free: (800) 662-5200
Banks and Brokers may call collect: (203) 658-9400

To receive timely delivery of the documents in advance of the Special Meeting to be held on December 16, 2025, you must request the information no later than five business days prior to the date of the Special Meeting, by December 9, 2025.

OTHER MATTERS

We do not know of any other matter that will be brought before the Special Meeting. However, if any other matter properly comes before the Special Meeting or any postponement(s) or adjournment(s) thereof, which may properly be acted upon, the proxyholders named in the proxies solicited by the Board will have the authority to vote all proxies received with respect to such matters in their discretion, and it is their intention to vote such proxies in accordance with the recommendation of the Board.

IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why am I receiving these materials?

We sent you the Notice of Special Meeting (“Notice”) and accompanying proxy materials, including form of proxy card, because our Board is soliciting your proxy to vote at our Special Meeting of Stockholders that will occur on December 16, 2025 at 11:00 a.m. Eastern Time (the “Special Meeting”), including at any postponements or adjournments of the meeting. We have elected to provide access to full proxy materials by sending you this full set of proxy materials, including a proxy card. The Special Meeting will occur virtually at www.virtualshareholdermeeting.com/SMR2025SM.

What is “householding” and how does it affect me?

NuScale has adopted the “householding” procedure approved by the SEC, which allows us to deliver one set of documents to a household of stockholders instead of delivering a set to each stockholder in a household, unless we have been instructed otherwise. This procedure is more environmentally friendly and cost-effective because it reduces the number of copies to be printed and mailed. Stockholders receiving proxy materials in paper form will continue to receive separate proxy cards to vote their shares. If you would like to change your householding election, request that a single copy of the proxy materials be sent to your address, or request a separate copy of the proxy materials, please contact Broadridge Financial Solutions, Inc., by calling (800) 322-2885 or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. We will promptly deliver the proxy materials to you upon receipt of your request. If you hold your shares in street name, please contact your bank, broker, or other record holder to request information about householding.

What is included in these materials?

These materials include the Notice, this proxy statement, including Appendix A, thereto, and the form of proxy card. We are first making these materials available to stockholders on or about November 20, 2025.

What items of business will be voted on at the Special Meeting?

The items of business scheduled to be voted on at the Special Meeting are:

1.Approve an amendment to the Company’s Certificate of Incorporation, as amended, to effect an increase in the total number of authorized shares of Class A Common Stock from 332,000,000 shares to 662,000,000 shares (the “Authorized Share Increase Amendment”); and

2.Approve a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if a quorum is not present or there are insufficient votes at the time of the Special Meeting to approve the Authorized Share Increase Amendment (the “Adjournment Proposal”).

How does the Board of Directors recommend I vote on these proposals?

The Board recommends that you vote:

•"FOR" the Authorized Share Increase Amendment; and
•“FOR” the Adjournment Proposal.

Who is entitled to vote at the Special Meeting?

Holders of our Class A Common Stock and holders of our Class B Common Stock as of the close of business on November 17, 2025, the Record Date, may vote at the Special Meeting. As of the record date, there were 282,843,482 shares of Class A Common Stock and 19,881,099 shares of Class B Common Stock outstanding. Each share of Class A Common Stock and each share of Class B Common Stock is entitled to one vote per share. Holders of Class A Common Stock and Class B Common Stock will vote as a single class on all matters described in this proxy statement.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the Notice and accompanying proxy materials were sent directly to you by us. As a stockholder of record, you may vote your shares at the Special Meeting or by proxy as described below.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. The Notice and the accompanying proxy materials were forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares by following their instructions for voting.

How can I vote my shares?

If you are a stockholder of record, you may vote:

•Via the Internet. You may vote by proxy via the Internet by following the instructions found on the proxy card.
•By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card.
•By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided.
•During the Special Meeting. Instructions on how to vote while participating in the Special Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/SMR2025SM.

Internet and telephone voting will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on December 15, 2025.

If you are a beneficial owner of shares held in street name, you should have received from your bank, broker or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a "voting instruction form" sent by the broker, bank or other nominee. Please follow their instructions carefully. Beneficial owners generally may vote:

•Via the Internet. You may vote by proxy via the Internet by following the instructions on the voting instruction form provided to you by your broker, bank or other nominee.
•By Telephone. You may vote by proxy by calling the toll-free number found on the voting instruction form provided to you by your broker, bank or other nominee.
•By Mail. You may vote by proxy by filling out the voting instruction form and returning it in the envelope provided to you by your broker, bank or other nominee.
•During the Special Meeting. If you obtain a legal proxy from your broker, bank or other nominee, you may vote while participating in the Special Meeting. Instructions on how to vote while participating in the Special Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/SMR2025SM.

If you received more than one Notice or proxy card, then you hold shares of NuScale common stock in more than one account. You should vote via the Internet, by telephone, by mail or at the Special Meeting for all shares held in each of your accounts.

If I submit a proxy, how will it be voted?

When proxies are properly signed, dated and returned, the shares represented by the proxies will be voted in accordance with the instructions of the stockholder. If no specific instructions are given, you give authority to your proxy holder to vote the shares in accordance with the recommendations of our Board as described above. If any matters not described in this proxy statement are properly presented at the Special Meeting, then the proxy holders will use their own judgment to determine how to vote the shares. If the Special Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.

Can I change my vote or revoke my proxy?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy before it is exercised by:

•Written notice to our Corporate Secretary; or
•Timely delivery of a valid, later-dated proxy, a later-dated vote by telephone or on the Internet or participating in the Special Meeting live via the Internet and voting your shares electronically at the Special Meeting.

If you are a beneficial owner of shares held in street name, you should follow the instructions of your bank, broker or other nominee to change or revoke your voting instructions. You may also vote at the Special Meeting if you obtain a legal proxy as described above.

Can I attend the Special Meeting?

We will be hosting the Special Meeting live via the Internet. You will not be able to attend the Special Meeting in person. Any stockholder can listen to and participate in the Special Meeting live via the Internet at www.virtualshareholdermeeting.com/SMR2025SM. Our virtual Special Meeting allows stockholders to submit questions and comments before and during the meeting.

The Special Meeting webcast will begin promptly at 11:00 a.m., Eastern Time. We encourage you to access the Special Meeting webcast prior to the start time. Online check-in will begin, and stockholders may begin submitting written questions, at 10:30 a.m., Eastern Time, and you should allow ample time for the check-in procedures.

Can I submit questions in connection with the Special Meeting?

Yes. Stockholders are encouraged to submit questions in advance of the Special Meeting by visiting www.proxyvote.com before 11:59 p.m. Eastern Time on Monday, December 15, 2025 and entering their 16-digit “Control Number,” as well as during the Special Meeting at www.proxyvote.com. During the Special Meeting, we will answer as many stockholder-submitted questions related to the business of the Special Meeting as time permits.

What constitutes a quorum at the Special Meeting?

The presence, at the virtual meeting or by proxy, of the holders of a majority of the voting power of the shares of our common stock issued and outstanding and entitled to vote at the Special Meeting must be present virtually or represented by proxy to conduct business at the Special Meeting. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet or if you participate in the Special Meeting live via the Internet.

Abstentions and withhold votes are counted as "shares present" at the Special Meeting for purposes of determining whether a quorum exists. Proxies submitted by banks, brokers or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some of or all the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called "broker non-votes") are also considered "shares present" for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the Authorized Share Increase Amendment and Adjournment Proposal, even if they do not receive voting instructions from you.

What is the impact of abstentions and broker non-votes?

Abstentions and broker non-votes are considered "shares present" for the purpose of determining whether a quorum exists, but will not affect the outcome of the vote on the Authorized Share Increase Amendment. Abstentions and broker non-votes will have the same effect as votes against the Adjournment Proposal. Under NYSE Rule 452, without voting instructions from beneficial owners, brokers will have discretion to vote on the Authorized Share Increase Amendment and the Adjournment Proposal. For your voice to be heard, it is important that you vote.

What is the voting requirement to approve each of the proposals?

Provided that there is a quorum, the voting requirements are as follows:

Proposals	Vote Required	Broker Discretionary Voting Allowed?
Authorized Share Increase Amendment	Affirmative vote of the holders of at least a majority of the votes cast on Proposal 1 at the Special Meeting by the holders entitled to vote thereon	Yes
Adjournment Proposal	Affirmative vote of at least a majority of the voting power of the stock present in person or represented by proxy and entitled to vote on the subject matter	Yes

Who pays for the cost of this proxy solicitation?

We pay all the costs of preparing, mailing and soliciting the proxies. We ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our common stock and to obtain the authority to execute proxies. We reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.

We are also using the services of Sodali & Co., a third-party solicitor, to solicit proxies for the Special Meeting for a fee that we do not expect to exceed $20,000 and the cost of reasonable expenses.

Where can I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We also will disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting.

How can I obtain NuScale's Form 10-K and other financial information?

Stockholders can access our 2024 Annual Report, which includes our Form 10-K, and other financial information, on our website at www.nuscalepower.com under the caption "Investors." Alternatively, stockholders can request a paper copy of the Annual Report by writing to: NuScale Power Corporation, 1100 NE Circle Blvd., Suite 350, Corvallis, OR 97330, Attention: Corporate Secretary.

2026 ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals for consideration at an annual meeting of stockholders must be in writing and must be delivered to: NuScale Power Corporation, 1100 NE Circle Blvd., Suite 350, Corvallis, OR 97330, Attention: Corporate Secretary. We recommend that stockholders submitting proposals or nominations use certified mail, return receipt requested, in order to provide proof of timely receipt.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Statement

For a stockholder proposal to be considered for inclusion in our proxy statement and form of proxy related to our 2026 annual meeting of stockholders, the proposal must comply with Rule 14a-8 under the Exchange Act and must be received by the Company no later than December 10, 2025 (120 days before the anniversary of the date the proxy statement for our 2025 annual meeting of stockholders was released to stockholders).

Requirements for Other Stockholder Proposals and Director Nominations

Under the Company’s Bylaws, stockholders may nominate a director or bring other business before an annual meeting if written notice containing the information required by the Company’s Bylaws is delivered to the Company no earlier than January 23, 2026, and no later than February 22, 2026 (between 120 days and 90 days before the first anniversary of the preceding year’s annual meeting); provided that if the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made by the Company.

In addition, a stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2026 annual meeting of stockholders must provide written notice to our Corporate Secretary setting forth the information required by Rule 14a-19 under the Exchange Act, unless the required information has been provided in a preliminary or definitive proxy statement previously filed by the stockholders. Such written notice must be provided in accordance with Rule 14a-19 no later than March 24, 2026. If we change the 2026 annual meeting of stockholders of the date of the annual meeting by more than 30 days from the date of the prior year’s annual meeting, your written notice must be received by the later of 60 days prior to the date of the 2026 annual meeting of stockholders or the 10th calendar day following the day on which public announcement of the date of the 2026 annual meeting of stockholders is first made. The notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the Company’s Bylaws as noted above.

Appendix A

Authorized Share Increase Amendment to the Certificate of Incorporation

ARTICLE VI
STOCK

Section 6.1 Authorized Stock. The total number of shares of all classes of stock that the Corporation shall have authority to issue is ~~512,000,000~~842,000,000 shares, consisting of: (i) ~~511,000,000~~841,000,000 shares of common stock, divided into (a) ~~332,000,000~~662,000,000 shares of Class A common stock, with the par value of $0.0001 per share (the “Class A Common Stock”) and (b) 179,000,000 shares of Class B common stock, with the par value of $0.0001 per share (the “Class B Common Stock” and, together with Class A Common Stock, the “Common Stock”); and (ii) 1,000,000 shares of preferred stock, with the par value of $0.0001 per share (the “Preferred Stock”)

A-1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SMR2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V81304-S26147 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

NUSCALE POWER CORPORATION

The Board of Directors recommends you vote FOR Proposal 1.

The Board of Directors recommends you vote FOR Proposal 2.

NOTE: I also authorize my proxies to vote in their discretion with respect to such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V81305-S26147

NUSCALE POWER CORPORATION
Special Meeting of Stockholders
December 16, 2025 at 11:00 a.m., Eastern Time
This proxy is solicited by the Board of Directors of NuScale Power Corporation

The undersigned hereby appoints John L. Hopkins and R. Ramsey Hamady, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of NuScale Power Corporation common stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of NuScale Power Corporation to be held Tuesday, December 16, 2025 at 11:00 a.m., Eastern Time, virtually at www.virtualshareholdermeeting.com/SMR2025SM or any adjournment thereof, with all powers which the undersigned would possess if present at the Special Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no such direction is made but the card is signed, this proxy will be voted FOR Proposal 1 and Proposal 2. With respect to such other business as may properly come before the meeting, the named proxies will vote on those matters in their discretion.

Continued and to be signed on reverse side